UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): July 8, 2016

PATRIOT NATIONAL BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Connecticut	000-29599	06-1559137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

900 Bedford Street, Stamford, Connecticut 06901
(Address of Principal Executive Offices) (Zip Code)

(203) 324-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On July 1, 2016, Patriot National Bancorp, Inc. (“Patriot” or the “Company”) filed a Definitive Information Statement on Schedule 14C with respect to the Company’s 2016 Annual Meeting of Shareholders (“Annual Meeting”) to be held on July 26, 2016. On July 8, 2016, the Board of Directors of the Company decided to postpone the Annual Meeting to a date later in the year.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT NATIONAL BANCORP, INC.

Date: July 11, 2016	By:	/s/ Neil McDonnell

Name: Neil McDonnell
Title: Executive Vice President & Chief Financial Officer